SSB Account No.: _________

________Please check here if
employed by Citigroup Global Markets
Inc. or an affiliate










                     SMITH BARNEY POTOMAC FUTURES FUND L.P.

                        (a New York limited partnership)


                             Subscription Agreement

Citigroup Managed Futures LLC
399 Park Avenue - 7th floor
New York, New York 10022


Re: Smith Barney Potomac Futures Fund L.P.
    --------------------------------------

Ladies and Gentlemen:

     1. Subscription for Units. I hereby irrevocably subscribe for the amount of Units (and partial Units rounded to four decimal places) of Limited Partnership Interest ("Units") of Smith Barney Potomac Futures Fund L.P. (the "Partnership") as indicated on page C-7 hereof. I understand that each Unit will be offered at Net Asset Value per Unit on the date of sale during the Continuous Offering. I hereby authorize Citigroup Global Markets ("CGM") to debit my CGM account in the amount of my subscription as described in "Subscription Procedure" in the Private Placement Offering Memorandum and Disclosure Document dated September 24, 2003, as amended or supplemented from time to time (the "Memorandum").

     I am aware that this subscription is not binding on the Partnership unless and until it is accepted by the General Partner, which may reject this subscription in whole or in part for any reason whatsoever. I understand that the General Partner will advise me within five business days of receipt of my funds and this Agreement if my subscription has been rejected. I further understand that if this subscription is not accepted, the full amount of my subscription will be promptly returned to me without deduction.

     2. Representations, Warranties and Covenants of Subscriber. As an inducement to the General Partner on behalf of the Partnership to sell me the Units for which I have subscribed I hereby represent, warrant and agree as follows:

     (a) I am over 21 years old, am legally competent to execute this Agreement and have received and reviewed the Memorandum and, if this purchase is made during the Continuous Offering, the Partnership's most recent monthly statement and annual report, if any, and except as set forth in the Memorandum, no representations or warranties have been made to me by the Partnership, its
General Partner or their agents, with respect to the business of the Partnership, the financial condition of the Partnership, the deductibility of any item for tax purposes or the economic, tax, or any other aspects or consequences of a purchase of a Unit, and I have not relied upon any information concerning the offering, written or oral, other than that contained in the Memorandum or provided by the General Partner at my request. In addition, I have been represented by such legal and tax counsel and others selected by me as I have found it necessary to consult concerning this transaction. With respect to the tax aspects of my investment, I am relying upon the advice of my own personal tax advisors and upon my own knowledge with respect thereto.

     (b) I have carefully reviewed the various conflicts of interest set forth in the Memorandum, including those arising from the fact that the General Partner is an affiliate of CGM, the selling agent and commodity broker/dealer for the Partnership.

     (c) I hereby acknowledge and agree to the terms of the Customer Agreement between the Partnership and CGM and to payment to CGM of the flat rate brokerage fee as described in the Memorandum. I understand that lower brokerage fees might be available, but that the General Partner will not negotiate with CGM or any other broker to obtain such lower rates.

     (d) The Partnership has made available to me, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, the General Partner and its representatives, concerning the terms and conditions of the offering, and has afforded me access to obtain any information, documents, financial statements, records and books (i) relative to the Partnership, its business, the offering and an investment in the Partnership, and (ii) necessary to verify the accuracy of any information, documents, financial statements, records and books furnished in connection with the offering. All materials and information requested by me, including any information requested to verify any information furnished, have been made available and have been examined to my satisfaction.

     (e) I understand that the Partnership offering has not been registered under the Securities Act of 1933, as amended (the "Act"), or pursuant to the provisions of the securities or other laws of certain jurisdictions, in reliance on exemptions for private offerings contained in the Act and in the laws of certain jurisdictions. I am fully aware of the restrictions on sale, transferability and assignment of the Units as set forth in the Limited Partnership Agreement, and that I must bear the economic risk of my investment in the Partnership for an indefinite period of time because the offering has not been registered under the Act. I understand that the Units cannot be offered or sold unless they are subsequently registered under the Act or an exemption from such registration is available, and that any transfer requires the consent of the General Partner, who may determine not to permit any specific transfer.

     (f) I represent that I am aware of the speculative nature of this investment and of the high degree of risk involved, that I can bear the economic risks of this investment and can afford a complete loss of my investment. As evidence of the foregoing, I hereby represent to you that I: (i) have sufficient liquid assets to pay the purchase price for my interest in the Partnership; (ii) have adequate means of providing for my current needs and possible personal contingencies and have no present need for liquidity of my investment in the Partnership; (iii) have adequate net worth and sufficient means to sustain a complete loss of my investment in the Partnership; and (iv) either (a) I am an accredited investor as defined in Rule 501 (a) of the Act, the terms of which are set forth in Exhibit I to this Subscription Agreement by virtue of the subparagraph indicated on page 7 or (b) I am a resident of Arkansas or Illinois and I am an accredited investor as that term is defined under the law of my state of residence set forth in Exhibit II or III to this Subscription Agreement by virtue of the subparagraph(s) indicated in the Exhibit or (c) I have a net worth (exclusive of home, furnishings and automobiles) at least three times my investment in the Partnership or my actual gross income for the last two calendar years was, and my projected gross income for the current calendar year will be, not less than three times my investment in the Partnership for each year.

     (g) I will not transfer or assign this Subscription Agreement, or any of my interest herein. I am acquiring my interest in the Partnership hereunder for my own account and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. I have no present plans to enter into any such contract, undertaking, agreement or arrangement. I understand that the General Partner may in its absolute discretion require any limited partner to redeem all or part of his Units, upon ten (10) days' notice to such limited partner.

     (h) If I am not a citizen or resident of the United States for U.S. tax purposes, I agree to pay or reimburse CGM or the Partnership for any taxes, including but not limited to withholding tax imposed with respect to my Units.

     (i) If I am a collective investment vehicle, I am in compliance with all applicable Federal regulatory requirements including the registration rules of the Commodity Futures Trading Commission.

     (j) FOR MAINE INVESTORS. THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAW EXISTS.

     (k) FOR NON-ACCREDITED INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATES OF ALABAMA OR KANSAS. Subscriber hereby represents and affirms that Subscriber has a net worth (exclusive of principal residence, its furnishings and personal automobiles) exceeding five (5) times Subscriber's investment.

     (l) FOR NON-ACCREDITED INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF ARKANSAS. Subscriber hereby represents and affirms that Subscriber has a net worth or joint net worth with spouse exceeding five
(5) times Subscriber's investment.

     (m) FOR INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF INDIANA. Subscriber hereby represents and affirms that Subscriber has (i) a gross income of $30,000 and a net worth of the greater of $30,000 or twice the amount of Subscriber's investment or (ii) a net worth of the greater of $75,000 or three times the amount of Subscriber's investment.

     (n) FOR NON-ACCREDITED INVESTORS WHO RESIDE IN, RECEIVE OFFERS FORM OR MAKE PURCHASES IN THE STATE OF KENTUCKY. Subscriber hereby represents and affirms that Subscriber has a net worth exceeding ten (10) times Subscriber's investment.

     (o) FOR NON-ACCREDITED INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF MAINE. Subscriber hereby represents and affirms that Subscriber has (i) a minimum net worth (exclusive of home, home furnishing and automobiles) of $200,000 or (ii) a minimum net worth (exclusive of home, home furnishings and automobiles) of $50,000 and a minimum annual gross income of $50,000.

     (p) FOR NON-ACCREDITED INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF MISSOURI. Subscriber hereby represents and affirms that Subscriber has a net worth exceeding five (5) times Subscriber's investment.

     (q) FOR ALL INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF NEW HAMPSHIRE. Subscriber hereby warrants that Subscriber has
(i) net worth, exclusive of home, home furnishings and automobiles of $250,000 or (ii) net worth, exclusive of home, home furnishings and automobiles of $125,000 and $50,000 of taxable income.

     (r) FOR ALL INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF NORTH CAROLINA (SUITABILITY STANDARDS FOR A FIDUCIARY ACCOUNT MAY BE MET BY THE FIDUCIARY, THE ACCOUNT OR THE DONOR). Subscriber hereby represents and affirms that Subscriber is making an initial cash payment of at least $5,000 and Subscriber has either (i) a minimum net worth (exclusive of home, home furnishings and automobiles) of $60,000 and a taxable income in the last tax year or estimated in the current tax year of $60,000 or (ii) a minimum net worth (exclusive of home, home furnishings and automobiles) of $225,000.

     (s) FOR NON-ACCREDITED INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF PENNSYLVANIA. Subscriber hereby represents and affirms that Subscriber has a net worth (exclusive of home, home furnishings and automobiles) alone or with spouse exceeding five (5) times Subscriber's investment.

     (t) FOR ALL INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF SOUTH CAROLINA. Subscriber hereby represents and affirms that Subscriber is making an initial purchase of at least $2,500 and that Subscriber has (i) a minimum net worth (exclusive of home, furniture and automobile) of $100,000 or (ii) federal and state income subject to the maximum rate of income tax.

     (u) FOR NON-ACCREDITED INVESTORS WHO RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF TENNESSEE. Subscriber hereby represents and affirms that Subscriber has a net worth exceeding ten (10) times Subscriber's investment.

     (v) FOR ACCREDITED INVESTORS WHICH ARE GENERAL PARTNERSHIPS AND RESIDE IN, RECEIVE OFFERS FROM OR MAKE PURCHASES IN THE STATE OF WASHINGTON. Subscriber hereby represents and affirms that Subscriber has not determined accreditation by aggregating the net worth of Subscriber's general partners.

     (aa) FOR ALL ACCREDITED INVESTORS. Subscriber hereby represents and affirms that (i) Subscriber has a net worth alone or with spouse exceeding ten (10) times Subscriber's investment or (ii) Subscriber has either alone or with Subscriber's professional advisor the capacity to protect Subscriber's interests in connection with this transaction or (iii) Subscriber is able to bear the economic risk of the investment.

     (bb) Subscriber represents that the information contained herein is complete and accurate as of the date hereof and may be relied upon by the General Partner. Subscriber further represents that Subscriber will notify the General Partner immediately of any adverse change in any such information which may occur prior to the acceptance of Subscriber's subscription and will promptly send the General Partner written confirmation thereof.

     3. Acceptance of Limited Partnership Agreement and Power of Attorney. I hereby apply to become a limited partner as of the date upon which the sale of my Units becomes effective, and I hereby agree to each and every term of the Limited Partnership Agreement as if my signature were subscribed thereto. I hereby constitute and appoint the General Partner of the Partnership, with full power of substitution, as my true and lawful attorney to execute, acknowledge, file and record in my name, place and stead: (i) an Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership substantially in the form included as an Appendix to the Memorandum; (ii) all certificates and other instruments which the General Partner of the Partnership shall deem appropriate to create, qualify, continue or dissolve the Partnership as a limited partnership in the jurisdictions in which the Partnership may be formed or conduct business; (iii) all agreements amending or modifying the Partnership Agreement that may be appropriate to reflect a change in any provision of the Partnership Agreement or the exercise by any person of any right or rights thereunder not requiring my specific consent, or requiring my consent if such consent has been given, and any other change, interpretation or modification of the Partnership Agreement in accordance with the terms thereof; (iv) such amendments, instruments and documents which the General Partner deems appropriate under the laws of the State of New York or any other state or jurisdiction to reflect any change, amendment or modification of the Partnership Agreement of any kind referred to in subparagraph (iii) hereof; (v) filings with agencies of any federal, state or local governmental unit or of any jurisdiction which the General Partner shall deem appropriate to carry out the business of the Partnership; and (vi) all conveyances and other instruments which the General Partner shall deem appropriate to effect the transfer of my Partnership interest pursuant to the Partnership Agreement or of Partnership assets and to reflect the dissolution and termination of the Partnership. The foregoing appointment (a) is a special power of attorney coupled with an interest, is irrevocable and shall survive my subsequent death, incapacity or disability and
(b) shall survive the delivery of an assignment by me of the whole or any portion of my interest, except that where an assignee of the whole of such interest has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.

     4. Indemnification. I hereby agree to indemnify and hold harmless the Partnership, the General Partner and its affiliated persons from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of any breach by me of the covenants, warranties and representations contained in this Subscription Agreement.

     5. Survival. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in Section 4 shall survive (i) the acceptance of the subscription, (ii) changes in the transactions, documents and instruments described in the Memorandum that are not material, and (iii) the death or disability of the undersigned.

     6. Miscellaneous. This subscription is not revocable by me and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may not be amended orally. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.

     7. Employee-Benefit Plans. The undersigned individual,  employer or trustee
who  has   investment   discretion   over   the   assets   of  the   subscribing
employee-benefit plan (the "Fiduciary") represents and agrees as follows:

     (1) Either (a) or (b): (a) neither CGM, the General Partner nor any of their employees, Financial Consultants or affiliates (i) manages any part of the investment portfolio of the subscribing employee-benefit plan (the "Plan"), or
(ii) has an agreement or understanding, written or unwritten, with the Fiduciary under which the Fiduciary regularly receives information, recommendations or advice concerning investments which are used as a primary basis for the Plan's investment decisions and which are individualized to the particular needs of the Plan.

     or (b) The relationship between the Plan and CGM, the General Partner or any of their employees, Financial Consultants or affiliates comes within (i) or
(ii) above with respect to only a portion of the Plan's assets and the investment in the Partnership is being made by the Fiduciary from a portion of Plan assets with respect to which such relationship does not exist.

     (2) Although an CGM account executive or a Financial Consultant may have suggested that the Fiduciary consider the investment in the Partnership, the Fiduciary has studied the Memorandum and has made the investment decision solely on the basis of the Memorandum and without reliance on such suggestion.

     (3) The Plan is in compliance with all applicable Federal regulatory requirements.

     (4) The undersigned Fiduciary acknowledges that it is: independent of CGM, the General Partner and all of their affiliates; capable of making an independent decision regarding the investment of Plan assets; knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Partnership.

     (5) The undersigned Fiduciary, if the Plan is an IRA or Keogh account of which CGM is the custodian, hereby directs said custodian as custodian of the Plan to subscribe for the amount indicated under paragraph 1 above. In addition, the Fiduciary represents and confirms that all of the information contained in this Subscription Agreement and relating to the subscribing Plan is complete and accurate.

     Please complete this Subscription Agreement by filling in the blanks and executing it on the following page.

                                 EXECUTION PAGE

I. For Client Use:

A. Subscription Amount: I hereby subscribe for $_____________ (minimum $25,000).

B. Accreditation: Please select one of the following.

1. ___ I am an accredited investor under paragraph _____ of Exhibit I on page 9.
                                    OR
2. ___ I am an unaccredited investor.

     If  you  selected  #2  above,  please  fill  in the  Prospective  Purchaser
Questionnaire   (Exhibit  IV,  page  14)  and,  if  applicable,   the  Purchaser
Representative Questionnaire (Exhibit IV-1, page 16).

C. 1. Representation: The foregoing statements are complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information and will promptly send the General Partner written confirmation thereof.

     2. Signature: [If Joint Ownership, All Parties Must Sign (if fiduciary, partnership or corporation, indicate capacity of signatory under signature line)]

IN WITNESS WHEREOF, I have executed this Subscription Agreement including Power of Attorney this day of
                       -----------


      ----------------                            ---------------------
         Signature                                      Signature
  (include Title, if applicable)                (include Title, if applicable)



D. Please complete information on the next page.


II. For Branch Use:

         -------------------------------
           Branch Manager - Signature

         -------------------------------
           Branch Manager - Print Name

                                   III. For General Partner's Use:
                                   ACCEPTED:
                                   CITIGROUP MANAGED FUTURES LLC

                                   By:______________________________________
                                   Name:____________________________________
                                   Title:_____________________________________

                                Registration Data





------------------------                   ---------------------------
Name of Limited Partner                        Name of Joint Limited
     (Please Print)                                 Partner (if any)
     (See Note 1 Below)                             (Please Print)




------------------------                     ---------------------------
Residence Street Address                       Mail Address (if different
     (See Note 2 Below)                            than Residence Address)




-------------------------------              -------------------------------
City State Zip Code                              City State Zip Code




---------------------------------
Social Security or
Federal Employer I.D.
Number                                         If Joint Ownership, check one:

                                              / / Joint Tenants with right to
----------------------------------
CGM Account Number                          Survivorship (all parties must sign)

Note 1:  If subscriber is an ERISA           / /  Tenants in Common
plan or account, please so indicate
(e.g.:  "XYZ" Co. Pension Plan", "Dr.
A Keogh Account", "Mr. B IRA Account").      / /  Community Property

                                                   If Fiduciary or
                                                  Corporation, check one:
Note 2:  The address given above must
be the residence address of the Limited       / /  Trust     / /  Partnership
Partner.  Post Office boxes and other
nominee addresses will not be accepted.       / /  Corporation


For Branch Use
FC Instructions:

Enter a ticket for purchase amount using security #8955562 and route through IOI.

See front cover for mailing instructions of Subscription Agreement.

                                    Exhibit I

     "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any bank as defined in section 3(a)(2) of the Act; any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity or any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, any corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii);

     (8) Any entity in which all of the equity owners are accredited investors.

                                   EXHIBIT II

                           FOR ARKANSAS INVESTORS ONLY

                      SUPPLEMENT TO SUBSCRIPTION AGREEMENT


     Smith Barney Potomac Futures Fund L.P. (the "Partnership") will rely on the following information for the purpose of determining whether individuals subscribing for limited partnership interests in the Partnership ("Interests") who are Arkansas investors, or entities subscribing for Interests which have their primary place of business in Arkansas, meet the standards for securities sold in reliance upon the exemption set forth in Arkansas Code of 1987 Annotated, as amended, Section 23-402-504. ALL INFORMATION CONTAINED IN THIS SUPPLEMENT WILL BE TREATED CONFIDENTIALLY; provided, however, that the Supplement may be presented to such parties as the Partnership deems appropriate if it is called upon to establish that the proposed offer and sale of the Interests meet the requirements of applicable securities laws.


Please indicate below whether Subscriber comes within the following categories:

          (a) A bank, insurance company, investment company (as defined in the Investment Company Act of 1940), business development company, or small business investment company, or any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, either administered by a bank, insurance company or registered investment adviser or with total assets
                  in excess of $5,000,000       Yes     No
                                                    ---     ---

          (b)     A private business development company as defined
                  in Section 202(a)(22) of the Investment Advisers Act
                  of 1940                      Yes     No
                                                  ----   ------

          (c) A non-profit organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess
                  of $5,000,000                Yes     No
                                                   ---     ---

          (d) A director, executive officer or general partner of the Partnership or a director, executive officer or general partner of a general partner of the Partnership
                                                Yes     No
                                                   ---     ---

          (e) Subscriber is purchasing at least $150,000 of Interests and Subscriber's net worth*, or joint net worth with spouse, exceeds five (5) times the amount Subscriber proposes to purchase
                                                Yes     No
                                                   ---     ---

          (f) A natural person whose net worth, individually, or jointly with spouse, exceeds $1,000,000
                                                 Yes     No
                                                    ---     ---

          (g) A natural person who had individually, and not jointly with spouse, income in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year
                                                  Yes       No
                                                     -----     ------

          (h) An entity in which all of the equity owners are accredited investors under paragraphs (a), (b), (c), (d), (f) or (g) above
                                                  Yes     No
                                                     ---     ---

         Subscriber represents that the information contained herein is complete and accurate and may be relied upon by the Partnership and agrees to notify the Partnership if the answer to any item changes from "Yes" to "No" prior to being admitted as a Limited Partner of the Partnership.


     IN WITNESS WHEREOF, Subscriber has executed this Supplement and declares that it is truthful and correct.


Dated:                                       ___________________________________
       -------------
                                                       (Signature)

                                             -----------------------------------
                                                       (Print Name)





*"Net worth" for the purpose of this question includes only (i) cash, (ii) securities for which market quotations are readily available, and (iii) an unconditional obligation to pay cash or securities for which market quotations are readily available, which obligation is to be discharged within five years of Subscriber's purchase of Interests.

                                   Exhibit III

                           FOR ILLINOIS INVESTORS ONLY

                                  SUPPLEMENT TO

                             SUBSCRIPTION AGREEMENT


Smith Barney Potomac Futures Fund L.P. (the "Partnership") will rely on the following information for the purpose of determining whether individuals subscribing for limited partnership interests in the Partnership ("Interests") who are Illinois investors, or entities subscribing for Interests which have their primary place of business in Illinois, meet the standards for securities sold in reliance upon the exemption set forth in Illinois Laws, as amended,
Section 4.G. ALL INFORMATION CONTAINED IN THIS SUPPLEMENT WILL BE TREATED CONFIDENTIALLY; provided, however, that the Supplement may be presented to such parties as the Partnership deems appropriate if it is called upon to establish that the proposed offer and sale of the Interests meet the requirements of applicable securities laws.


Please check any of the following categories that apply to Subscriber:

 ----(a) A corporation, bank, savings bank, savings institution, trust company, insurance company, building and loan association, dealer, pension fund or pension trust, employees' profit sharing trust, other financial institution or institutional investor, any government or political subdivision or instrumentality thereof, whether the purchaser is acting for itself or in some fiduciary capacity; or a partnership or other association engaged as a substantial part of its business or operations in purchasing or holding securities; or a trust in respect of which a bank or trust company is trustee or co-trustee; or an entity in which at least 90% of the equity is owned by persons described under paragraphs (a), (b), (d) or (e); or an employee benefit plan within the meaning of Title I of the Federal ERISA Act if
          (i) the investment  decision is made by a plan fiduciary as defined in
          Section 3(21) of the Federal ERISA Act and such plan fiduciary is either a bank, insurance company, registered investment adviser or an investment adviser registered under the Federal 1940 Investment Advisers Act, or (ii) the plan has total assets in excess of $5,000,000, or (iii) in the case of a self-directed plan, investment decisions are made solely by persons that are described under paragraphs (a), (b), (d) or (e)

-----(b) A director, executive officer or general partner of the Partnership or a director, executive officer or general partner of a general partner of the Partnership

-----(c)  Subscriber  is   purchasing   at  least   $150,000  of  Interests  and
          Subscriber's net worth*, or joint net worth with spouse,  exceeds five
          (5) times the amount Subscriber proposes to purchase

 ----(d) A natural person whose net worth, individually, or jointly with spouse, exceeds $1,000,000

-----(e) A natural person who had individually, and not jointly with spouse, income in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year

 ----(f) A person that is not an individual and in which 90% of the equity interest is owned by persons who meet either of the tests set forth in paragraphs (d) and (e) above


Subscriber represents that the information contained herein is complete and accurate and may be relied upon by the Partnership and agrees to notify the Partnership if the answer to any item changes from "Yes" to "No" prior to being admitted as a Limited Partner of the Partnership.

IN WITNESS WHEREOF, Subscriber has executed this Supplement and declares that it is truthful and correct.


Dated:                                        __________________________________
       -------------
                                                        (Signature)



                                              ----------------------------------
                                                        (Print Name)

*"Net worth" for the purpose of this question includes only (i) cash, (ii) securities for which market quotations are readily available, and (iii) an unconditional obligation to pay cash or securities for which market quotations are readily available, which obligation is to be discharged within five years of Subscriber's purchase of Interests.

                                   EXHIBIT IV
                       Prospective Purchaser Questionnaire
                   [To be completed by unaccredited investors]

The purpose of this Questionnaire is to determine whether you meet the standards imposed by Regulation D promulgated under the Securities Act of 1933, since the Units have not been and will not be registered under that Act and are being sold in reliance upon the exemption provided by Section 4(2) of that Act. Please complete these questions as thoroughly as possible.

     (i) I have a net worth (exclusive of home, furnishings and automobiles) either individually or jointly with my spouse of at least three times my investment in the Partnership.
                                            Yes      No
                                               ----    ------

     (ii) My gross income for each of the past two years and my projected gross income for the current year is not less than three times my investment in the Partnership.
                                           Yes        No
                                               -----     ------

     (iii)In the space below, please provide information regarding other types of investments which you have made during the last five years:

(Check if applicable)

Stocks                            Limited Partnership Interests:     _________
             --------------
Bonds                             Real Estate                        _________
             --------------
Mutual Funds                      Oil and Gas                        _________
             --------------
Commodities                       Equipment                          _________
             --------------
Options                           Other (specify)                    _________
             --------------

     (iv) Please indicate below the highest educational degree you hold.



     (v) Describe below your principal business activities during the last five years and provide any additional information which would evidence your ability to evaluate the merits and risks of investing in the Partnership.

     (vi) If you cannot demonstrate to the General Partner's satisfaction that you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of investment in the Partnership (e.g., you are a lawyer or accountant or you have sufficient prior investment of business experience), you must seek advice from a Purchaser Representative.

     In evaluating the merits and risks of this investment, will you seek the advice of any other person?
                           Yes          No
                              ----        ------

     If YES, please identify below each such person and indicate his business address and telephone number and have him complete and return one copy of the Purchaser Representative Questionnaire accompanying this Subscription Agreement.



     If YES, has your Purchaser Representative disclosed to you whether or not any material relationship (that he has with the Partnership or any of its affiliates) exists and whether or not he expects to receive any compensation from the Partnership or its affiliates as a result of this sale?

                            Yes       No
                              ----       ----

                                  EXHIBIT IV-1

                   Questionnaire for Purchaser Representatives
                [For unaccredited investors only, if applicable]


                     Smith Barney Potomac Futures Fund L.P.
                               (the "Partnership")



THIS QUESTIONNAIRE IS TO BE COMPLETED AND DELIVERED TO THE GENERAL PARTNER OF THE PARTNERSHIP PRIOR TO THE DETERMINATION BY THE GENERAL PARTNER WHETHER OFFERS FOR SUBSCRIPTIONS FOR UNITS OF LIMITED PARTNERSHIP INTEREST MAY BE ACCEPTED
FROM:

         ________________________________(THE "INVESTOR").
             (Fill in name of investor)


                                  INSTRUCTIONS

This Questionnaire is being given to each person who has been designated as a "purchaser representative" by an individual who has expressed an interest in purchasing Units in the Partnership. The purpose of this Questionnaire is to determine whether you are qualified to act as a purchaser representative (as that term is defined in Regulation D under the Securities Act of 1933) since the Units have not been and will not be registered under that Act and are being sold in reliance upon an exemption contained in the Act.

Please contact Citigroup Managed Futures LLC, the General Partner of the Partnership, at 399 Park Avenue - 7th floor, New York, New York 10022, telephone number (212) 559-2011, if you have any questions in answering this Questionnaire.

Your answers will, at all times, be kept strictly confidential. However, you agree that, should the investor whom you are representing agree to purchase a Unit, the Partnership may present this Questionnaire to such parties as it deems appropriate in order to insure itself that the offer and sale of Units in the Partnership to such investor will not result in the loss of the exemption from registration under the Act which is being relied upon by the Partnership in connection with the sale of the Units.

Please complete this Questionnaire as thoroughly as possible and sign, date and return one copy to the General Partner at the above address. Attach additional pages if necessary to fully answer any question.

If the answer to any question is "None" or "Not applicable", please so state.



Name of Purchaser
Representative:
                                ---------------------------------------

Name of Represented Investor:

                                ---------------------------------------

Your Business
Address:
                                ---------------------------------------

Your Occupation:

                                ---------------------------------------

Your Bus. Tel. No.:
                                ---------------------------------------



     1. Have you received and reviewed the Private Placement Offering Memorandum and Disclosure Document (as supplemented from time to time) with regard to the offering of interests in the Partnership which has previously been delivered to the investor?

                  Yes ____          No ____

     2(a). Describe principal business positions you have held during the last five years, or since graduation from college, whichever is the shorter period. Please be specific listing dates of employment and if possible provide us with telephone numbers where previous employers can be contacted:





                   (b). Describe any other business, financial or investment experience that would help you to evaluate the merits and risks of an investment in the Partnership:





                   (c). Have you had experience in advising investors with respect to similar investments in the past?
                  Yes ____          No____

     If you have answered "yes" to this question, please describe briefly such experience indicating amounts you have caused to be invested, number of offerings you have reviewed and their names if possible.

     3(a). Please place ONE check mark next to the space which indicates the HIGHEST level of education you have completed; on the lines following, PLEASE DESCRIBE IN DETAIL any business or professional education you have received, listing names of schools, degrees received and dates of attendance.

     ___Completed College, awarded degree, B.A., B.S. or equivalent

     ___Some Postgraduate Education

     ___Two years of Postgraduate Training, awarded M.A. or equivalent

     ___Completed Postgraduate Training and received Ph.D. (list date degree obtained and awarding school)

     ___Professional School, awarded J.D., or M.B.A. (list date degree obtained and awarding school)

     Other (PLEASE EXPLAIN IN DETAIL YOUR EDUCATIONAL BACKGROUND AND LIST DATES OF ATTENDANCE AND NAMES OF SCHOOLS)




     (b). List any professional licenses or registrations held by you; if none are held please note this in writing on the space provided below:


     (c). Are you  registered as a  broker-dealer  within your state?
                     Yes     No
                        ----    ----

     (d). Are you registered as an investment advisor in your state?
                    Yes      No
                        ----    -----

     (e). List all memberships in professional organizations; if you belong to no professional organizations please indicate this on the space provided below:




     4(a).In  advising  the  investor,  will  you  be  relying  in  part  on the investor's own expertise in certain areas?
                     Yes        No
                       ---          ---

     (b). If yes, please state the basis for your reliance, i.e., number of deals you know this investor has invested in, amounts invested and the dates of these previous investments. Please note that what is sought here is not a reference to the general soundness of the business judgment of the investor but rather a specific basis for relying upon the investor's own expertise:

     (c). In advising the investor, will you be relying in part on the expertise of an additional Purchaser Representative?
                     Yes     No
                        ---     ---

NOTE: YOU MAY NOT RELY ON AN ADDITIONAL PURCHASER REPRESENTATIVE UNLESS EACH ADDITIONAL PURCHASER REPRESENTATIVE HAS COMPLETED A QUESTIONNAIRE AND HAS BEEN ACKNOWLEDGED BY THE INVESTOR TO BE HIS PURCHASER REPRESENTATIVE.

     (d). If the answer to (c) is "yes," please list the name and address of any additional Purchaser Representative:







     5(a).Have you ever been convicted in a criminal proceeding, or are you the subject of a criminal proceeding which is presently pending (except for traffic violations)?
                                Yes _____  No ____

     (b). Have you ever been the subject of any order, judgment or decree enjoining, barring or suspending you from acting as an investment advisor, broker or dealer or from engaging in any practice in connection with the purchase or sale of any security?
                       Yes _______        No___

     (c). If the answer to either (a) or (b) is "yes," please explain:







     6(a).Do you or any of your  affiliates  have,  with the General  Partner or any of its affiliates 1, any relationship, that a reasonable investor might consider important, in making their decision as to whether or not to designate you as their Purchaser Representative (i.e. a "material" relationship within the meaning of Regulation D)?
                       Yes ____         No ____

     (b). Is such a material relationship contemplated?
                       Yes ____          No___

     (c). Has such a material  relationship  existed  during the past two years?
                           Yes No___

NOTE: THE RECEIPT OF ANY SALES COMMISSION WITH RESPECT TO THE INVESTOR'S PURCHASE OF UNITS CONSTITUTES COMPENSATION TO BE RECEIVED AS A RESULT OF A MATERIAL RELATIONSHIP.

     (d). If the answer to (a), (b) or (c) is "yes," please describe your relationship to the Partnership and indicate the amount of compensation you have received or you expect to receive as a result of this relationship:






     (e). Was the information, if any, set forth in response to 6(d) above, disclosed in writing to the proposed investor, prior to his acknowledgement that you are to act as his Purchaser Representative in connection with this investment?
                                         Yes    No
                                           ----    ----

     (f) Are you an affiliate, officer, director or employee of either the Partnership or its General Partner?
                                         Yes     No
                                           ---     ----
1 The term "affiliate" of a person means a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such person.

     I understand that the Partnership as well as the investor will be relying on the accuracy and completeness of my responses to the foregoing questions, and I hereby represent and warrant to the Partnership as follows:

          (i) The answers to the above questions are complete and correct and may be relied upon by the Partnership in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act of 1933 and also by the investor in determining my suitability to be his advisor in connection with his possible investment in the Partnership;

          (ii) I will notify the Partnership immediately of any material change in any statement made herein occurring prior to the closing of the purchase by the above-named investor of any interest in the Partnership.

          (iii) If I have not checked "yes" in answer to question 6(a), 6(b) or 6(c) I have no "material relationship" as that term is defined in Regulation D, and if I have not checked "yes" in answer to question 6(f), I am not an affiliate, officer, director or employee of either the Partnership or of the General Partner, or any of their affiliates, nor am I a direct or beneficial owner of 10% or more of any class of the equity securities of the General Partner or any of its affiliates.

          (iv) I personally (or, if I have checked "yes" in answer to question 4(a) or (b) above, together with the investor or the additional Purchaser Representative or Purchaser Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investor's prospective investment in the Partnership.

IN WITNESS WHEREOF, I have signed this Questionnaire this____ day of ____, ____.




                                               --------------------------------
                                                               (Signature)

                                               --------------------------------
                                                              (Print Name)